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                                                                     EXHIBIT 32

                       CLEAN HARBORS, INC. AND SUBSIDIARIES

                           CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       Pursuant to 18 U.S.C. Section 1350, each of the undersigned certifies that, to his knowledge, this amended Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Clean Harbors, Inc.

Date: April 29, 2005                              /s/ Alan S. McKim
                                           ---------------------------------
                                                     ALAN S. MCKIM
                                                CHIEF EXECUTIVE OFFICER


Date: April 29, 2005                              /s/ Mark S. Burgess
                                           ---------------------------------
                                                     MARK S. BURGESS
                                             EXECUTIVE VICE PRESIDENT AND
                                               CHIEF FINANCIAL OFFICER